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                                                                    EXHIBIT 10.1

                       FOURTH AMENDMENT TO LOAN AGREEMENT


                 THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), is made and entered into as of the 7th day of June, 1996, by and among (i)(a) WOLVERINE TUBE, INC., a Delaware corporation with principal office and place of business in Huntsville, Alabama ("WOLVERINE TUBE"), and (b) WOLVERINE TUBE (CANADA) INC., an Ontario corporation with principal office and place of business in London, Ontario, Canada ("WOLVERINE CANADA") (Wolverine Tube and Wolverine Canada are hereinafter collectively referred to as the "BORROWERS", and each is hereinafter individually referred to as a "BORROWER"), (ii)(a) MELLON BANK, N. A., a national banking association with principal office and place of business in Pittsburgh, Pennsylvania ("MELLON BANK"), (b) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association with principal office and place of business in San Francisco, California ("BANK OF AMERICA"), and (d) THE BANK OF NOVA SCOTIA, a Canadian banking corporation with principal office and place of business in Toronto, Ontario, Canada ("BANK OF NOVA SCOTIA") (Mellon Bank, PNC, Bank of America and Bank of Nova Scotia are each sometimes hereinafter individually referred to as a "BANK", and all of the same are sometimes hereinafter collectively referred to as the "BANKS"), and (iii) MELLON BANK, N. A., in its capacity as agent for the Banks (in such capacity, the "AGENT").


                             Preliminary Statement:
                             ---------------------

                 A. Pursuant to that certain Loan Agreement dated as of February 28, 1994, among the Borrowers, the Banks and PNC, as Initial Agent (in such capacity the "INITIAL AGENT"), as amended pursuant to that certain First Amendment to Loan Agreement dated as of November 23, 1994, among the Borrowers, the Banks and the Initial Agent, the Second Amendment to Loan Agreement dated as of April 5, 1995, and the Third Amendment to Loan Agreement dated as of April 26, 1996 (collectively, the "LOAN AGREEMENT"), the Banks have established a revolving credit facility in the principal amount of Seventy-Five Million U.S. Dollars ($75,000,000.00) in favor of the Borrowers upon the terms and conditions set forth in the Loan Agreement.

                 B. The Borrowers, the Banks and the Agent desire to amend the Loan Agreement in the manner set forth herein.

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                 SECTION 1. DEFINITIONS. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

                 SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as set forth below in this Section 2.

                 2.1 DEFINITIONS. Section 1 of the Loan Agreement is amended by deleting the definitions of "Capital Expenditures", "Loan Instruments", "Small Tube" and "Small Tube Guaranty Agreement" and by adding the following definitions:





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                 1.31  "Capital Expenditures" means, for any period, the
         aggregate of all expenditures (whether in cash or accrued as liabilities and including that portion of Capital Leases originally incurred during such period which is capitalized on the balance sheet of either Borrower) incurred by either Borrower during such period that, in conformity with GAAP, are included in the balance sheet of either Borrower; provided, that expenditures described in the definition of "Permitted Receivables Transactions" shall not be deemed to be Capital Expenditures.

                 1.81 "Loan Instruments" means this Loan Agreement, the Revolving Notes, the Canadian Revolving Note, the Drafts, any applications, reimbursement agreements and other documents or certificates executed in favor of PNC or Mellon relating to the Letters of Credit, each Request for Revolving Loan, Request For Canadian Base Rate Loan, Request for Bankers' Acceptance, Compliance Certificate, the Guaranty Agreement, the Small Tube Guaranty Agreement, the Tennessee Subsidiary Guaranty Agreement, the Tennessee Subsidiary Subordination Agreement and all other agreements, documents and instruments delivered by either Borrower pursuant to this Loan Agreement.

                 1.126 "Small Tube" means Small Tube Manufacturing Corporation, a Delaware corporation.

                 1.127 "Small Tube Guaranty Agreement" means the Limited Guaranty Agreement dated as of November 23, 1994, executed and delivered by Small Tube and STPC Holding, Inc. in favor of the Agent for the benefit of the Banks.

                 1.131 "Permitted Receivables Transactions" means (i) the contribution of up to $45,000,000 in cash by Wolverine Tube to the Tennessee Subsidiary to enable the Tennessee Subsidiary to complete the first of the receivables purchases described in clause (iii); (ii) the making of cash advances from time to time by Wolverine Tube to the Tennessee Subsidiary in an amount not exceeding $12,000,000 at any one time outstanding to enable the Tennessee Subsidiary to make the receivables purchases described in clause (iii) and the repayment of such advances by the Tennessee Subsidiary from cash accumulated pursuant to the receivables purchases described in clause (iii); (iii) the purchase from time to time by the Tennessee Subsidiary of receivables from Wolverine Tube at a price not less than 96% of the face amount of such receivables; (iv) the making of advances by the Tennessee Subsidiary to the Borrowers and Small Tube and the making of dividends by the Tennessee Subsidiary to Wolverine from cash accumulated pursuant to the receivables purchases described in clause
         (ii); (v) the provision of management services by Wolverine Tube to the Tennessee Subsidiary and the payment of a management fee from the Tennessee Subsidiary to Wolverine Tube in an amount not less than the cost of providing such services; (vi) the provision of credit services by the Tennessee Subsidiary to Wolverine Tube and the payment of a fee to the Tennessee Subsidiary in an amount not less than the cost of providing such services; and (vii) the provision of credit and collection services by the Tennessee Subsidiary to Wolverine Canada and Small Tube and the payment of a collection fee to the Tennessee Subsidiary in an amount not greater than 4% of the face amount of the collected receivables.

                 1.132 "Tennessee Subsidiary" means Wolverine Finance Company, a Tennessee corporation.





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                 1.133  "Tennessee Subsidiary Guaranty Agreement" means that certain Guaranty Agreement dated as of June 7, 1996, executed and delivered by the Tennessee Subsidiary in favor of the Agent for the benefit of the Banks.

                 1.134 "Tennessee Subsidiary Subordination Agreement" means that certain Subordination Agreement dated as of June 7, 1996, among Wolverine Tube, the Agent for the benefit of the Banks and the Tennessee Subsidiary.

                 2.2 SUBSIDIARIES. Section 4.2 is deleted and the following is substituted:

                 4.2 Subsidiaries. Wolverine Canada, STPC Holding, Inc., Small Tube, the Tennessee Subsidiary and the NRO, and any other nonresident owned investment corporations incorporated from time to time under the laws of the Province of Ontario as contemplated by
         Section 6.6(iv) hereof, are wholly-owned subsidiaries of Wolverine Tube and, together with Wolverine Tube International Ltd., a corporation formed and existing under the laws of the U.S. Virgin Islands, are the only Subsidiaries of Wolverine Tube. Wolverine Canada has no Subsidiaries.

                 2.3.  MERGERS, DISSOLUTIONS AND OTHER EXTRAORDINARY EVENTS.
Section 6.1(b) is deleted and the following is substituted:

                 (b) Sell, lease, assign, transfer or dispose of assets other than (i) in the ordinary course of each Borrower's business as historically conducted, (ii) the assets comprising Wolverine Canada's plant located in or about New Westminster, British Columbia, Canada, and (iii) Permitted Receivables Transactions.


                 2.4 INDEBTEDNESS. Section 6.2 is amended by deleting the "and" at the end of clause (f), by deleting the period and substituting "and" at the end of clause (g), and by adding the following clause (h):

                 (h) Indebtedness of the Borrowers and Small Tube to the Tennessee Subsidiary or of the Tennessee Subsidiary to Wolverine Tube pursuant to Permitted Receivables Transactions.

                 2.5 INVESTMENTS. Section 6.6(v) is deleted and the following is substituted:

                 (v) (A) The capital contributions to the Subsidiaries referred to in Section 4.2 made prior to the date of the Third Amendment to this Agreement, (B) the capital contribution to the Tennessee Subsidiary contemplated by the definition of Permitted Receivables Transactions, (C) the intercompany advances contemplated by the definition of Permitted Receivables Transactions, and (D) capital contributions to the nonresident owned investment corporations incorporated after the date of the Third Amendment to this Agreement referred to in clause (iv) above, which capital contributions shall not be in excess of the capital contributions made to the NRO prior to the date of the Third Amendment to this Agreement.

                 2.6 TRANSACTIONS WITH AFFILIATES. Section 6.16 is amended by deleting the proviso and substituting the following:

                 provided, the provisions of this Section 6.16 shall not apply to (a) the management agreement between Wolverine Tube and Genstar,
         (b) the transactions





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         involving the NRO described in Section 6.2(g) or Section 6.6(iv) or
         (c) Permitted Receivables Transactions.

                 2.7 COVENANTS WITH RESPECT TO THE TENNESSEE SUBSIDIARIES. A new Section 6.18 is added to the Loan Agreement to read as follows:

                 6.18. Tennessee Subsidiary. The Tennessee Subsidiary will not engage in any business, activities, or transactions, other than Permitted Receivables Transactions and the execution and delivery of the Tennessee Subsidiary Guaranty Agreement and the Tennessee Subsidiary Subordination Agreement.

                 SECTION 3. EXTENSION OF REVOLVING LOAN COMMITMENT TERMINATION DATE. Pursuant to Section 2.1B of the Loan Agreement, the Borrowers, the Lenders and the Agent agree that the Revolving Loan Commitment Termination Date shall be extended to March 1, 1999.

                 SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Banks and the Agent as follows:

                 4.1 AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of each Borrower, will not result in any violation of or be in conflict with or constitute a default under the Articles of Incorporation or By-Laws of either Borrower or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to either Borrower, or result in the creation of any Lien upon any of the properties or assets of either Borrower.

                 4.2 ENFORCEABILITY. This Amendment and the Loan Instruments, as amended hereby, constitute the valid and binding obligations of each Borrower, legally enforceable against such Borrower in accordance with its terms, except to the extent the enforceability of this Amendment and the Loan Instruments, as amended hereby, are subject to the effect of applicable laws affecting the rights of creditors generally and equitable principles.

                 4.3 GOVERNMENTAL CONSENTS. Neither Borrower nor the Tennessee Subsidiary is required to obtain any order, consent, approval or authorization of, or is required to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Amendment or the Tennessee Subsidiary Guaranty or in connection with the performance of the Loan Instruments, as amended hereby.

                 4.4 REPRESENTATIONS AND WARRANTIES UNDER THE TENNESSEE SUBSIDIARY GUARANTY AND TENNESSEE SUBSIDIARY SUBORDINATION AGREEMENT. The Borrowers hereby, restate, as of the date hereof, the representations and warranties of the Tennessee Subsidiary contained in Section 11 of the Tennessee Subsidiary Guaranty and the representations and warranties contained in Article III of the Tennessee Subsidiary Subordination Agreement.

                 4.5 REPRESENTATIONS AND WARRANTIES UNDER THE LOAN AGREEMENT. The Borrowers hereby restate, as of the date hereof, the representations and warranties contained in Section 4 of the Loan Agreement.

                 4.6 EVENTS OF DEFAULT. No Event of Default and no Potential Event of Default has occurred and is continuing or exists under the Loan Agreement, as amended hereby.

                 For purposes of Section 7(e) of the Loan Agreement, the foregoing representations and warranties shall be deemed to have been made in connection with the Loan Agreement.





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                 SECTION 5.  CONDITIONS.  The effectiveness of Sections 2 and 3 is subject to the satisfaction of the following conditions:

                 5.1 CONSENTS AND ACKNOWLEDGMENTS. The Consents and Acknowledgments attached to this Amendment shall have been executed and delivered by each of the guarantors set forth thereon.

                 5.2 GUARANTY AND SUBORDINATION AGREEMENT. There shall have been delivered to the Agent, with sufficient executed copies to provide one for each Bank, a Guaranty in the form of Exhibit A hereto executed by the Tennessee Subsidiary and a Subordination Agreement in the form of Exhibit B hereto executed by Wolverine Tube and the Tennessee Subsidiary.

                 5.3 TENNESSEE SUBSIDIARY CORPORATE ACTION. There shall have been delivered to the Agent (i) a copy of the Certificate of Incorporation of the Tennessee Subsidiary certified as of a recent date by the Secretary of State of Tennessee, and (ii) a certificate dated as of the date hereof signed by the Secretary or Assistant Secretary of the Tennessee Subsidiary certifying as to true copies of (A) the by-laws of the Tennessee Subsidiary, (B) all corporate action taken by the Tennessee Subsidiary relative to the Tennessee Subsidiary Guaranty, the Tennessee Subordination Agreement and the Permitted Receivables Transactions, and (C) the names, true signatures and incumbency of the persons authorized to sign the Tennessee Subsidiary Guaranty and the Tennessee Subordination Agreement on behalf of the Tennessee Subsidiary.

                 5.4 OPINION OF COUNSEL. There shall have been delivered to the Agent, an opinion of counsel to the Tennessee Subsidiary, in form and substance satisfactory to the Agent, as to (i) the due incorporation of the Tennessee Subsidiary, and (ii) the matters set forth in Sections 11(a) through
(d) of the Tennessee Subsidiary Guaranty.

                 5.5 CORPORATE ACTION OF THE BORROWERS. The Agent shall have received a certificate signed by the Secretary or an Assistant Secretary of each Borrower (i) confirming that no change has occurred in the certificate of incorporation, bylaws or incumbency information furnished by such Borrower in connection with the Third Amendment to Loan Agreement, (ii) as to true copies of the corporate action taken by each Borrower in connection with this Amendment and the Permitted Receivables Transactions, (iii) as to true copies of all corporate action taken by Wolverine Tube relative to the Tennessee Subsidiary Subordination Agreement and (iv) the names, true signatures and incumbency of the persons authorized to sign the Tennessee Subsidiary Subordination Agreement on behalf of the Tennessee Subsidiary.

                 5.6 OTHER DOCUMENTS. The Agent shall have received such other documents, agreements and instruments as the Banks may reasonably request.


                 SECTION 6. MISCELLANEOUS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Except to the extent expressly amended or modified hereby, the provisions of the Loan Instruments shall remain in full force and effect.





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                 IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to Loan Agreement to be duly executed as of the day and year first above written.


                               WOLVERINE TUBE, INC.


                               By: /s/ James E. Deason
                                  ---------------------------------------------
                               Title: Executive V.P. Finance - Admin
                                     ------------------------------------------



                               WOLVERINE TUBE (CANADA) INC.


                               By: /s/ Robert B. Hare
                                  --------------------------------------------
                               Title: Assistant Treasurer
                                     -----------------------------------------



                               MELLON BANK, N. A., individually
                                and as Agent


                               By: /s/ Dwayne R. Finney
                                  --------------------------------------------
                               Title: Assistant Vice President
                                     -----------------------------------------



                               PNC BANK, KENTUCKY, INC.


                               By: /s/ Benjamin A. Willingham
                                  --------------------------------------------
                               Title: Vice President
                                     -----------------------------------------


                               BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION


                               By: /s/ Michael J. McKinney
                                  --------------------------------------------
                               Title: Vice President
                                     -----------------------------------------



                               THE BANK OF NOVA SCOTIA


                               By: /s/ W. J. Brown
                                  --------------------------------------------
                               Title: Vice President
                                     -----------------------------------------






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